AETOS CAPITAL

                      THE AETOS CAPITAL INVESTMENT PROCESS













                             Institutional by Design

                    AETOS CAPITAL ABSOLUTE RETURN STRATEGIES





         Flexible Investment Structure

         AETOS CAPITAL HAS DEVELOPED an institutional quality absolute return program designed to respond to the varying circumstances of our clients. Each investor's requirements and objectives are carefully assessed in order to determine the investment structure and portfolio composition that is best aligned with its needs.

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         Separate accounts utilizing direct manager relationships
         Clients requiring direct investment in the underlying managers may obtain a customized portfolio solution with relationships in excess of US$100 million. The number of managers in each portfolio will depend on the size and objectives of the mandate.

                               Investor guidelines

                                      Aetos
                               investment process

Arbitrage                    Distressed           Long/short   Market neutral
managers                      managers             managers      managers
 0-100%                        0-100%              0-100%         0-100%

Customized portfolios utilizing SEC-registered vehicles*
Clients may achieve a customized portfolio solution implemented with investment in one or more of our four SEC-registered funds.

                               Investor guidelines

                                      Aetos
                               investment process

Multi-Strategy          Distressed       Long/Short         Market Neutral
Arbitrage Fund       Investment Fund       Fund                 Fund
     0-100%             0-100%            0-100%               0-100%

Model portfolios utilizing SEC-registered vehicles*
Clients seeking broad exposure to absolute return strategies may select one of three model portfolios with a specific risk and return profile closest to their investment objectives.

                               Sample Allocations

(Depicted here is an upward-facing arrow with the words "TARGET RETURN" alongside it.)

                                                         (Bullet)
                                                         Aggressive
                                (Bullet)                 Arbitrage 20%
                                Balanced                 Market neutral 10%
(Bullet)                        Arbitrage 45%            Long/short 50%
Conservative                    Market neutral 15%       Distressed 20%
Arbitrage 65%                   Long/short 30%
Market neutral 20%              Distressed 10%
Long/short 15%
Distressed 0%

(Depicted here is an arrow facing to the left margin with the words "TARGET STANDARD DEVIATION" under it.)

Absolute return investing involves substantial risks, including the risk of loss of invested capital. Absolute return investments are typically made through investments in illiquid, unregulated investment funds that employ sophisticated investment techniques, often involving derivatives and leverage, in a wide range of financial instruments and markets. These investments entail a wide variety of risks, which remain substantial notwithstanding the risk management practices we employ in selecting and monitoring funds we invest in. Potential investors in absolute return vehicles are urged to familiarize themselves with these risks before investing.

*The Aetos Capital SEC-registered vehicles include Aetos Capital Multi-Strategy Arbitrage Fund, LLC, Aetos Capital Distressed Investment Strategies Fund, LLC, Aetos Capital Long/Short Strategies Fund, LLC and Aetos Capital Market Neutral Strategies Fund, LLC (the "Funds"). Aetos Alternatives Management, LLC, a subsidiary of Aetos Capital, is the investment manager for the Funds.

For more complete information about the Funds, including information about charges, expenses and risk considerations, contact David Tonkovich at (212) 201-2532 for a Prospectus. Please read the Prospectus carefully before investing.

                               Aetos Capital, LLC
              375 Park Avenue /// New York, New York 10152 USA ///
                   tel (212) 201-2500 /// fax (212) 201-2525
              2180 Sand Hill Road /// Menlo Park, California 94025

                              www.aetoscapital.com

                           (C)2003 Aetos Capital, LLC